                                                                     Exhibit 4.1


Number                                                               Shares



INS


                             INSILICON CORPORATION

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                             CUSIP 45769H 10 8

This Certifies that

is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                             INSILICON CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                   COUNTERSIGNED AND REGISTERED:
                                                   EquiServe Trust Company, N.A.
                                                   TRANSFER AGENT
                                                   AND REGISTRAR
                                                   BY
                                                   AUTHORIZED SIGNATURE

                              [INSILICON SEAL]

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the CorporationOs Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM  N  as tenants in common                    UNIF GIFT MIN ACT N  ...................   ....................... Custodian
  TEN ENT  N  as tenants by the entireties                                      (Cust)                    (Minor)
  JT TEN   N  as joint tenants with right of                            under Uniform Gifts to Minors
              survivorship and not as tenants                           Act ......................................................
              in common                                                                          (State)
                                                      UNIF TRF MIN ACT  N  ................. Custodian (until age ...............)
                                                                                (Cust)
                                                                           .............................. under Uniform Transfers
                                                                                      (Minor)
                                                                           to Minors Act .........................................
                                                                                                     (State)

                               Additional abbreviations may also be used though not in the above list.


    For Value Received,______________________________________________________
hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------- Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
                                             X_________________________________

                                             X_________________________________
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME AS
                                              WRITTEN UPON THE FACE OF THE
                                              CERTIFICATE IN EVERY PARTICULAR,
                                              WITHOUT ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.